UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

February 8, 2024

Date of Report (Date of earliest event reported)

Adverum Biotechnologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36579	20-5258327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Cardinal Way

Redwood City, CA 94063

(Address of principal executive offices, including zip code)

(650) 656-9323

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol	Name Of Each Exchange On Which Registered
Common Stock	ADVM	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD.

On February 8, 2024, Adverum Biotechnologies, Inc. (the “Company”) updated its corporate presentation for use in meetings with investors, analysts and others. A copy of the corporate presentation is filed as Exhibit 99.1 hereto.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information under this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On February 8, 2024, the Company announced preliminary efficacy and safety data from the LUNA Phase 2 trial of Ixoberogene soroparvovec (Ixo-vec) in patients with wet age-related macular degeneration (AMD).

LUNA Trial Background and Baseline Demographics

The LUNA trial is an ongoing double-masked, randomized, Phase 2 trial. 60 patients with wet AMD were enrolled equally across two dose cohorts, 2E11 and 6E10 vg/eye. The study is designed to assess optimized prophylactic regimens, with patients receiving one and/or two locally administered corticosteroid regimens, with or without oral prednisone.

The LUNA trial builds on the Company’s experience with the OPTIC study, where landmark 2-year data was recently published in The Lancet’s eclinicalmedicine.

The cut-off for these data is November 15, 2023, except for treatment burden reduction, which is as of January 2, 2024.

LUNA Preliminary Efficacy and Safety Data Summary

Both the 2E11 and 6E10 doses demonstrated maintenance of visual and anatomic outcomes. Notably, both doses resulted in reduction in annualized anti-vascular endothelial growth factor (VEGF) injections and the percentage of patients remaining free of annualized injections, with data trending similar to or better than the OPTIC study.

•	Treatment Burden Reduction

•	At 26 weeks, Ixo-vec demonstrated annualized reduction in anti-VEGF injection rates of 90% (n=19) at 6E10 and 94% (n=20) at 2E11.

•	At 26 weeks, Ixo-vec demonstrated injection free rates of 68% (n=19) at 6E10 and 85% (n=20) at 2E11.

•	Visual (BCVA) and Anatomic (CST) Outcomes:

•	Visual acuity was maintained at both dose levels - mean BCVA change from baseline to last visit (95% CI):

•	2E11: -1.7 (-4.5, 1.2)

•	6E10: +0.5 (-2.2, 3.3)

•	Anatomic endpoints were maintained at both dose levels - mean CST (µm) change from baseline to last visit (95% CI):

•	2E11: -16.4 (-31.5, -1.3)

•	6E10: -7.9 (-30.9, 15.0)

•	In a sub-group analysis of patients with higher baseline CST, a greater reduction in CST was demonstrated

•	Safety

•	Preliminary data suggest corticosteroid prophylaxis optimization at both the 2E11 and 6E10 doses appears to result in improved inflammatory profiles in LUNA as compared to OPTIC study results.

•	Ixo-vec was generally well-tolerated, and when present, intraocular inflammation was responsive to local corticosteroids.

•	No Ixo-vec related serious adverse events were reported.

•	No episcleritis, vasculitis, retinitis, choroiditis, vascular occlusion or hypotony were reported.

•	Preliminary data indicate that select prophylactic regimens are outperforming others that do not provide sustained prophylaxis.

•	Early on in the study, the Company implemented a protocol amendment to augment the Ozurdex-containing regimens with a course of Durezol eye drops.

•	Preliminary data indicate that the amended Ozurdex + Durezol regimen may be the favorable prophylactic regimen for future pivotal studies.

•

In this potential “go-forward” regimen, the vast majority of patients had no inflammation, with over 90% of these patients having no or minimal inflammation. Oral corticosteroids showed no incremental benefit.

Upcoming Ixo-vec Milestones

•	LUNA 26-week interim analysis expected mid-2024

•	Continued FDA and EMA formal and informal regulatory interactions

•	Initiation of Phase 3 trial expected H1’25

Forward-Looking Statements

Statements contained in this Item 8.01 regarding events or results that may occur in the future are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include but are not limited to statements regarding the potential benefits of Ixo-vec as a treatment for wet AMD and anticipated timing of preliminary and interim data from the Phase 2 LUNA trial and initiation of a Phase 3 trial. Actual results could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including risks inherent to, without limitation: the Company’s novel technology, which makes it difficult to predict the timing of commencement and completion of clinical trials; regulatory uncertainties; enrollment uncertainties; the results of early clinical trials not always being predictive of future clinical trials and results; and the potential for future complications or side effects in connection with use of Ixo-vec. Additional risks and uncertainties facing the Company are set forth under the caption “Risk Factors” and elsewhere in Company’s Securities and Exchange Commission (SEC) filings and reports, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 filed with the SEC on November 9, 2023. All forward-looking statements contained in this Item 8.01 speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Corporate presentation, dated February 8, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adverum Biotechnologies, Inc.

Dated: February 8, 2024	By:	/s/ Laurent Fischer, M.D.
Laurent Fischer, M.D. President and Chief Executive Officer